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                                                                      Exhibit 10


                                   $75,000,000

                         PROVIDENT FINANCIAL GROUP, INC.

                          8.375% SENIOR NOTES DUE 2032

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                   July 15, 2002


Lehman Brothers Inc.,
As Representative of the several
  Underwriters named in Schedule I
745 Seventh Avenue
New York, New York 10019


Dear Sirs:

                  Provident Financial Group, Inc., an Ohio corporation (the "Company"), proposes to issue and sell $75 million aggregate principal amount of its 8.375% Senior Notes Due 2032 (the "Notes") to the several Underwriters named in Schedule I hereto (the "Underwriters"). The Notes are to be issued pursuant to an Indenture (the "Indenture") dated as of July 15, 2002 between the Company and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"). This is to confirm the agreement concerning the purchase of the Notes by the Underwriters. This is also an acknowledgment that this Agreement applies only to the Notes and to no other securities that may be offered or sold by the Company under the Registration Statement and by means of the Prospectus.

                  1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                  (a) A registration statement on Form S-3 (No. 333-93603), and any amendments thereto, with respect to the Notes has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of the registration statement and any amendments to such registration statement have been delivered by the Company to you. As used in this Agreement, "Effective Time" means the date and the time as of which the registration statement was declared effective by the Commission; "Effective Date" means the date of the Effective Time; the "Registration Statement" means such registration statement, as amended at its Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means the prospectus contained in the Registration Statement at the Effective Time as supplemented by any prospectus supplement relating to the Notes (the


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                                                                               2


         "Prospectus Supplement"). Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Prospectus and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of the Prospectus and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
         Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.

                  (b) The Registration Statement and the Prospectus conform and any further amendments or supplements to the Registration Statement or the Prospectus, including any Prospectus Supplement, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through you, as the representative (the "Representative") of the Underwriters, by or on behalf of any Underwriter specifically for inclusion therein; the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                  (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) The Company and each of its subsidiaries (as defined in Section 15 hereof) have been duly incorporated and are validly existing as corporations or as banking associations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification other than where


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                                                                               3


         the failure to be so qualified and in good standing could not reasonably be expected to have a material adverse effect on the business, financial condition or operating results of the Company and its subsidiaries, considered as one enterprise, and each has all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

                  (e) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company (as defined under Section 12b-2 of the Exchange Act) have been duly and validly authorized and issued and are fully paid and non-assessable (except as set forth in 12 U.S.C.ss.55 and Ohio Revised Code Section 1107.07) and are owned directly or indirectly by the Company (except for directors' qualifying shares, if any), free and clear of all liens, encumbrances, equities or claims.

                  (f) The Indenture has been duly authorized, executed and delivered by the Company and is duly qualified under the Trust Indenture Act, and, assuming due execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Notes have been duly authorized and, when duly executed, authenticated and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Notes, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company.

                  (h) The execution, delivery and performance of this Agreement, the Indenture and the Notes by the Company, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and will not violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its


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                                                                               4


         subsidiaries or any of their properties or assets, except for such conflict, breach, violations or defaults as would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition or operating results of the Company and its subsidiaries, considered as one enterprise; nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries; and except such as have already been obtained and applicable state securities laws in connection with the purchase and distribution of the Notes by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture or the Notes or the consummation of the transactions contemplated herein and therein.

                  (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or results of operations of the Company and its subsidiaries, considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus.

                  (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved the pro forma financial information included in the Prospectus has been prepared in accordance with the requirements of Regulation S-X promulgated by the Commission and contains all adjustments necessary for a fair presentation of the information set forth therein; and the information contained in the Prospectus that constitutes "forward-looking statements" within the meaning of Section 21E(i)(1) of the Exchange Act has been prepared on the basis of the Company's best judgments and estimations as of the date of such statements as to future operating plans and results.

                  (k) Ernst & Young, LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                  (l) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the


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                                                                               5


         Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries, considered as one enterprise; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (m) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                  (n) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                  (o) Neither the Company nor any of its subsidiaries (A) is in violation of its charter or by-laws, (B) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

                  (p) Neither the Company nor any of the Company's subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

                  (q) Except as set forth or contemplated in the Prospectus, since the date as of which information is given in the Registration Statement through the date hereof, and except as may otherwise be disclosed in the Registration Statement, as amended or supplemented, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  (r) To the best of the Company's knowledge, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the properties now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule,


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                                                                               6


         regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the business, financial position or operating results of the Company and its subsidiaries, considered as one enterprise; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (s) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                  (t) The deposit accounts of each of the Company's bank subsidiaries are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC; and no proceedings for the termination of such insurance are pending or threatened.

                  (u) The Company and each of its subsidiaries are in compliance in all material respects, as required, with all laws administered by and regulations of the Board of Governors of the Federal Reserve System, the FDIC, the Ohio Division of Financial Institutions and any other federal or state bank regulatory authority with jurisdiction over the Company or any of its subsidiaries (collectively, the "Bank Regulatory Authorities"), other than where such failures to comply would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise. Neither the Company nor any of its subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which materially restricts the conduct of its business, or indicates that it is not "well-capitalized" under regulations issued by the Federal Reserve Board, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting, or is considering the appropriateness of issuing or requesting, any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission or any such board resolutions.


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                                                                               7


                  2. Purchase of the Notes by the Underwriters. (a) The Company hereby agrees to sell to the several Underwriters and each of the Underwriters, severally and not jointly, upon the basis of the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company, the principal amount of Notes set forth opposite that Underwriter's name in Schedule I hereto at a purchase price of 96.85% of the principal amount thereof.

                  (b) The Company shall not be obligated to deliver any of the Notes to be delivered on the Closing Date, except upon payment for all the Notes to be purchased on such Closing Date.

                  3. Offering of the Notes by the Underwriters. Upon authorization by the Representative of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus.

                  4. Delivery and Payment. (a) Delivery by the Company of the Notes to the Representative for the account of each Underwriter against payment by the Underwriters therefor by wire transfer in federal (same day) funds to such account as the Company shall specify, shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on July 18, 2002 or such other date as agreed between the Representative and the Company (such date and time of delivery and payment for the Notes being herein called the "Closing Date").

                  (b) The Notes will be in the form of one or more global Notes registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC").

                  5. Further Agreements of the Company. The Company agrees:

                  (a) To prepare the Prospectus Supplement in a form approved by the Representative and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing


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                                                                               8


         or suspending the use of the Prospectus or suspending the use of the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request:
         (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than the Indenture and the computation of the ratio of earnings to fixed charges), (B) the Prospectus (including the Prospectus Supplement) as promptly as practicable prior to the Closing Date and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement) and (C) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time of the Registration Statement in connection with the offering or sale of the Notes and if, at such time, any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representative and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

                  (f) As soon as practicable after the effective date of the Registration Statement (as defined in the Rules and Regulations), to make generally available to the Company's


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                                                                               9


         security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including at the option of the Company, Rule
         158);

                  (g) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions in the United States as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith, the Company shall not be obligated to qualify as a foreign corporation or to file a general consent to service of process;

                  (h) For a period of 30 days from the date of the Prospectus Supplement, not to, directly or indirectly, offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any securities that are substantially similar to the Notes, or any securities that are convertible into, or exchangeable or exercisable for, any of the foregoing without the prior written consent of the Representative;

                  (i) To apply the net proceeds from the sale of the Notes as set forth in the Prospectus; and

                  (j) To take such steps as shall be necessary to ensure that none of the Company or any subsidiary of the Company shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

                  6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any amendments or supplements and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits thereto), the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Notes; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 5(g) hereof and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters in an amount not to exceed $7,500.00); (g) any fees charged by securities rating services for rating the Notes; (h) the fees and expenses of the Trustee; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11 hereof, the Underwriters shall pay their own costs and expenses,


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                                                                              10


including the costs and expenses of their counsel and the expenses of advertising any offering of the Notes made by the Underwriters.

                  7. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                  (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters; and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Keating, Muething & Klekamp, P.L.L., counsel to the Company, shall have furnished to the Representative its written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

                           (1) The Company and each of its Significant Subsidiaries (as such term is defined in Rule 12b-2 of the Commission under the Exchange Act) have been duly incorporated and are validly existing as corporations or banking associations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its subsidiaries, considered as one enterprise), and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

                           (2) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                           (3) The Indenture has been duly authorized, executed, and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (4) The Notes have been duly authorized, executed and delivered by the Company and, assuming due authentication thereof by the Trustee and payment and delivery as provided herein, constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and entitled to the benefits of the Indenture.

                           (5) The statements made in the Prospectus under the caption "Description of Debt Securities" and in the Prospectus Supplement under the caption "Description of Notes", taken together, insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects

                           (6) The statements made in the Prospectus Supplement under the caption "Certain United States Federal Income Tax

                                    Consequences" insofar as they purport to constitute summaries of matters of United States federal tax law or regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                           (7) The execution, delivery and performance of this Agreement, the Indenture and the Notes by the Company and the consummation of the transactions contemplated hereby and thereby, will not, to the best of such counsel's knowledge, constitute a material breach of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries or, to the best of such counsel's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets, the effects of which breach, violation or default would be material to the Company and its subsidiaries, considered as one enterprise.

                           (8) All of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable (except as set forth in 12 U.S.C.ss.55 and Ohio Revised Code Section 1107.07); except as disclosed in the Prospectus, all such shares are owned by the Company (except for any directors' qualifying shares) free and clear of any pledge, lien, security interest, charge, claim, equitable right or encumbrance of any kind.

                           (9) No consent, approval, authorization, order, registration or qualification of or with any Federal or Ohio governmental agency or body or, to such counsel's knowledge, any Federal or Ohio court is required for the issue and sale by the Company of the Notes and the compliance by the Company with all of the provisions of this Agreement, except for such consents approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

                           (10) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements, as amended, by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

                           (11) To the best of such counsel's knowledge, there is no pending or threatened legal or governmental proceeding which is required to be described in the Prospectus which is not described as required.

                           (12) The Company is not required to be registered as an "investment company" under the Investment Company Act.

                           (13) The Company is duly registered as a bank holding company under the BHC Act; and the deposit accounts of the Company's bank subsidiaries are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and to the best knowledge of such counsel, no proceedings for the termination of such insurance are pending or threatened.

                           (14) To the best of such counsel's knowledge, the Company and each of its subsidiaries are in compliance with all laws administered by and regulations of the Bank Regulatory Authorities, other than where such failures to comply would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise. Neither the Company nor any of its Significant Subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which materially restricts the conduct of its business, or indicates that it is not "well-capitalized" under regulations issued by the Federal Reserve Board, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions.

                           (15) No stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                           (16) The documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than the financial statements and related schedules contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, when they became effective or were filed with the Commission, as the case may be, and the rules and regulations of the Commission thereunder.

                           (17) The Registration Statement as of its Effective Date and the Prospectus as of its date, and any further amendments or supplements thereto as of their respective dates (other than the financial statements and related schedules contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

                           In rendering such opinion, such counsel may state
                  that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Ohio and that (i) as to matters governed by New York law, such counsel has relied upon the opinion of Simpson Thacher & Bartlett, counsel to the Underwriters, delivered pursuant to
                  Section 7(e) and (ii) has relied on a certificate of Mark Magee, Esq., general counsel to the Company, as to certain factual matters attached to such opinion. Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that
                  (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (II) any documents incorporated by reference in the Prospectus, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) The Underwriters shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) On the Closing Date, the Representative shall have received from Ernst & Young, LLP a letter, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date thereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (g) The Company shall have furnished to the Representative a certificate, dated the Closing Date, of its Chairman of the Board, its President or an Executive Vice President and its chief financial officer stating that:

                                     (A) The representations, warranties and
                           agreements of the Company in Section 1 hereof are true and correct as of the Closing Date; the Company has complied with all their agreements contained herein and the conditions set forth in paragraphs (a) and (h) of this Section 7 have been fulfilled, and;

                                     (B) They have carefully examined the
                           Registration Statement and the Prospectus and, in their opinion (i) the Registration Statement, as of the Effective Date, and the Prospectus, as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus but was not so set forth.

                  (h) (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or Provident Bank or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
         (i) or (ii) of this paragraph, is, in the reasonable judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

                  (i) Subsequent to the execution and delivery of this Agreement
         (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations; and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

                  (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on the New York Stock Exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or settlement of such securities shall have been materially disrupted, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

                  (k) The New York Stock Exchange, Inc., shall have approved the Notes for listing, subject only to official notice of issuance.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  8.       Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.


                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
         Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
         Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm that the Company acknowledges that the statements made in the last paragraph on the cover page of, and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and Prospectus.


                  9. Defaulting Underwriters. If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Notes which the defaulting Underwriter agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Notes set opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the aggregate principal amount of Notes set opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Closing Date if the aggregate total amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Notes to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Notes which it agreed to purchase on the Closing Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 9, purchases which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(h), 7(i) or 7(j) shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

                  11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Notes for delivery to the Underwriters for any reason or (b) the Underwriters shall decline to purchase the Notes for any reason permitted by this Agreement, the Company shall reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Representative on behalf of the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Debt Capital Markets, Financial Institutions Group (Fax: 212-526-0943);

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel (Fax:
         513-579-2861);

         provided, however, that any notice to an Underwriter pursuant to
         Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the

Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                  17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  [The remainder of page intentionally left blank; the signature page follows.]

                  If the foregoing correctly sets forth the agreement among the Company and the Underwriter, please indicate your acceptance in the space provided for that purpose below.



                                   Very truly yours,

                                   PROVIDENT FINANCIAL GROUP, INC.



                                   By:  __________________________
                                        Name:
                                        Title:






Accepted:

LEHMAN BROTHERS INC.

For itself and as Representative of the
several Underwriters named in Schedule I hereto


         By: __________________________
             Authorized Representative

                                   SCHEDULE I



         Underwriters                                  Principal Amount of Notes
                                                       to be Purchased

         Lehman Brothers Inc.......................       $20,250,000

         A.G. Edwards & Sons, Inc..................       $20,250,000

         McDonald Investments Inc..................       $20,250,000

         Prudential Securities.....................        $7,125,000

         Stifel, Nicolaus & Company................        $7,125,000

         TOTAL.....................................       $75,000,000